                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[X] Preliminary Proxy Statement (definitive proxy to be filed on or about May 6, 2002)
[ ]   Confidential, for Use of Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          THE SPECTRANETICS CORPORATION
        -----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 STEVEN W. SWEET
        -----------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11,

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4)    Proposed maximum aggregate value of transaction:
      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)    Amount Previously Paid:
      2)    Form, Schedule or Registration Statement No.:
      3)    Filing Party:
      4)    Date Filed:

Preliminary Copy:  Subject to Completion
Material dated April 26, 2002

                                 PROXY STATEMENT
                                       OF
                                 STEVEN W. SWEET

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                          THE SPECTRANETICS CORPORATION
                           TO BE HELD ON JUNE 4, 2002

      This Proxy Statement and the accompanying GREEN proxy card are being furnished to the holders of Common Stock, par value $0.001 per share, of The Spectranetics Corporation in connection with the solicitation of proxies by Steven W. Sweet for use at the 2002 Annual Meeting of Stockholders of Spectranetics. Spectranetics has stated that the 2002 Annual Meeting of Stockholders will be held on June 4, 2002, at 9:00 a.m. MDT at the Sheraton Colorado Springs Hotel, 2886 South Circle Drive, Colorado Springs, Colorado. The date of this Proxy Statement is May 6, 2002. This Proxy Statement and the accompanying GREEN proxy card are being sent to all of the stockholders of Spectranetics on or about May 6, 2002.

      In opposition to the Board of Directors, Mr. Sweet is seeking to solicit the proxy of each Spectranetics stockholder to be used (i) to vote FOR the election of John W. (Jack) Allgood and Jack A. Newman, Jr., as Directors of Spectranetics for three-year terms, each ending at the 2005 Annual Meeting, and
(ii) to vote in Mr. Sweet's discretion on any other matters as may properly come before the meeting or any adjournments. Other than ratification of KPMG LLP as Spectranetics' independent auditors for the fiscal year ending December 31, 2002, and amendment of the 1997 Equity Participation Plan to provide that the maximum number of shares which may be subject to awards granted to any individual in any calendar year will not exceed 1,500,000, Mr. Sweet is not aware of any other matters to be decided at the Annual Meeting. Mr. Sweet intends to vote all shares that he represents, whether by ownership or by proxy, "FOR" ratification of KPMG LLP as independent auditors, and "FOR" the proposed amendment to the 1997 Equity Participation Plan.

      According to the proxy statement filed by the Board of Directors of Spectranetics on April 26, 2002, the Board has fixed the close of business on April 8, 2002 as the record date for determination of stockholders entitled to vote at the Annual Meeting and any adjournments. The Board's proxy statement reports that there were 23,799,865 shares of common stock of Spectranetics outstanding as of the record date. Each share of common stock is entitled to one vote.

                             ABOUT THIS SOLICITATION

      This solicitation is being made by Steven W. Sweet and not on behalf of the Board of Directors of Spectranetics. Mr. Sweet is an owner of and operates the Fireplace and Bar-B-Q Center, a private, family-owned business in Overland Park, Kansas. He is the beneficial owner, as defined in Securities and Exchange Commission (SEC) rules, of 186,000 shares of Spectranetics common stock. He owns 176,000 shares directly, and is the beneficial owner of 10,000 shares held in his mother's revocable trust, the Helen D. Sweet 1993 Living Trust, of which he is co-trustee. He is not a party to any contract, arrangement or understanding with respect to his shares of Spectranetics common stock, except for normal contractual relations relating to the brokerage accounts in which he holds his shares. Mr. Sweet's transactions in Spectranetics common stock over the past two years are set forth in Annex A. He is not currently and has never been employed by Spectranetics, does not have any agreements relating to future employment or transactions with Spectranetics, and he does not have an interest in the matters to be voted upon at the Annual Meeting except as an owner of Spectranetics common stock. Mr. Sweet's sister, Sharon Sweet, serves as Vice President, Corporate Relations of Spectranetics. Mr. Sweet has not been convicted in any criminal proceeding in the past 10 years.

      No employee of Mr. Sweet's business is participating in this solicitation. He is undertaking this solicitation in his own personal capacity and is financing the solicitation with his own personal funds. In connection with this solicitation, proxies may be solicited by mail, courier service, advertisement, telephone, telecopier or other electronic means, and in person. Solicitations may be made, in the manner set forth in this Proxy Statement, by Mr. Sweet and his nominees, none of whom will receive additional compensation for such solicitations. Mr. Sweet and his nominees may request banks, brokerage firms, and other custodians, nominees and fiduciaries to forward all of

Preliminary Copy:  Subject to Completion
Material dated April 26, 2002


the solicitation materials to the beneficial owners of the shares of common stock they hold of record, and will reimburse these record holders for customary clerical and mailing expenses incurred by them in forwarding these materials to their customers.

      Mr. Sweet has retained Georgeson Shareholder Communications, Inc., to assist in the printing and distribution of solicitation material to shareholders. Georgeson will be paid a fee of $12,500 plus reimbursement of certain expenses. In addition, Mr. Sweet may retain Georgeson to solicit proxies for an additional fee. Costs related to this solicitation will include Georgeson's fee, attorneys' fees, and printing and mailing costs. In connection with his soliciting activities, Mr. Sweet has spent approximately $26,000 as of the date of mailing of this Proxy Statement, and expects to incur a total of $75,000 in expenses.

      If Mr. Allgood and Mr. Newman are elected to the Board of Directors of Spectranetics, they intend to submit to the Board a resolution authorizing Spectranetics to reimburse Mr. Sweet for his expenses in connection with this solicitation. Such proposed reimbursement will not be submitted to a vote of Spectranetics' stockholders.

                               ABOUT THIS ELECTION

      The Board of Directors of Spectranetics currently consists of seven directors separated into three classes. Each Director serves for a term of three years and until his successor is duly elected and qualified, subject to his or her prior death, resignation, retirement, disqualification, or removal from office. Two Directors will be elected at the 2002 Annual Meeting.

      Please vote for the election of Mr. Allgood and Mr. Newman to the Board of Directors of Spectranetics by signing, dating, and mailing the enclosed GREEN proxy card in the postage-paid envelope provided. Shares represented by a valid unrevoked GREEN proxy card will be voted as specified. If no specification is made, shares represented by a GREEN proxy card will be voted "FOR" the election of Mr. Sweet's nominees as directors and will be voted in Mr. Sweet's discretion on any other matters that may properly come before the Annual Meeting. Proxies may be revoked at any time before they are voted at the Annual Meeting by a written revocation delivered to Mr. Sweet at 4512 W. 125th Street, Leawood, Kansas 66209, or to the Secretary of Spectranetics at its corporate office, 96 Talamine Court, Colorado Springs, Colorado 80907. A later dated proxy automatically revokes an earlier dated one. You may also revoke any proxy given by attending the Annual Meeting and voting your shares in person.

YOUR VOTE IS IMPORTANT SO PLEASE SIGN, DATE AND MAIL YOUR GREEN PROXY CARD AT YOUR EARLIEST CONVENIENCE.

                              ABOUT THESE NOMINEES

      At the Annual Meeting, Mr. Sweet will nominate John W. (Jack) Allgood and Jack A. Newman, Jr., to be elected as Directors of Spectranetics. Mr. Allgood and Mr. Newman have consented to serve as Directors if elected, and are unaware of any reason that they would be disqualified or unable or unwilling to serve if elected. In the event that either of Mr. Allgood or Mr. Newman should be unable to serve upon his election, proxies may be voted for another person nominated by Mr. Sweet to fill the vacancy. Each of the nominees intends to discharge his duties as a Director in compliance with applicable legal requirements, including the general fiduciary obligations imposed upon directors of a corporation. Neither Mr. Allgood nor Mr. Newman has any interest in the matters to be voted on at the Annual Meeting, except insofar as they would benefit by their election as Directors.

         JOHN W. ("JACK") ALLGOOD, 52, is a resident of Englewood, Colorado and has been employed for the past 28 years as a Certified Public Accountant. He is currently the Chief Financial Officer of Stonegate Capital Corporation, a real estate investment and residential real estate construction and management company, and from May 2001 to December 2001, he was the Chief Financial Officer of Integrated Asset Services, Inc., an asset management and real estate valuation services company. Prior to that, Mr. Allgood was an officer and director at the Colorado accounting firm Levine, Hughes and Mithuen, Inc. (LH&M). In addition to leading the tax services group at LH&M, Mr. Allgood worked in the areas of mergers and acquisitions, business valuations, management consulting services, financial statement engagements, and litigation support for a diverse corporate clientele. Mr. Allgood practiced with three accounting firms prior to LH&M, including Price Waterhouse and his own firm of Allgood & Company, which merged with LH&M in 1988. Mr. Allgood is currently a member of the Advisory

Preliminary Copy:  Subject to Completion
Material dated April 26, 2002


Board of Accounting, University of Northern Colorado. He is a former
Chairman of the Tax Management Committee, North American Region, of Summit International Associates, Inc. (now Baker Tilly International), which provides worldwide expertise in management consulting, accounting, taxation, business valuation, and other related professional services. As a past board member with the Colorado Society of Certified Public Accounts (CSCPA), Mr. Allgood has served as the chairman of the Continuing Professional Education Board and chairman of the Continuing Professional Education Curriculum Committee. A frequent speaker on income tax and public accounting subjects, he has also served as an instructor for the MBA program at Regis Community College.

      JACK A. NEWMAN, JR., 54, of Leawood, Kansas, has been an executive with Cerner Corporation since 1996. Cerner is a publicly held company that supplies clinical and management information and knowledge systems to healthcare organizations worldwide. In his current role as Executive Vice President, Mr. Newman establishes innovative arrangements between Cerner and large, progressive, integrated healthcare organizations in the United States and Canada. Prior to joining Cerner, Mr. Newman served as Partner-in-Charge of the National Health Care Strategy Practice for KPMG Peat Marwick LLP. He provided consulting services to hundreds of healthcare clients in his 22-year tenure at Peat, Marwick. He holds a master's degree in public administration with a concentration in health care administration, and is a Certified Public Accountant. Mr. Newman also serves as a faculty member for the American College of Healthcare Executives, the American Hospital Association, the Health Information Management Systems Society and the Medical Group Management Association. Mr. Newman is a national speaker on the role information and knowledge systems are playing, and will increasingly play, in transforming health care.

      Neither Mr. Allgood nor Mr. Newman holds any position with Spectranetics or any of its affiliates, and neither is related by blood, marriage or adoption to any Director, executive officer or nominee for Director of the company. There are no pending legal proceedings in which either nominee or any of their associates is a party adverse to Spectranetics, or in which either nominee has an interest adverse to Spectranetics.

      Neither Mr. Allgood nor Mr. Newman is a party to any contract, arrangement or understanding with respect to securities of Spectranetics, and neither has any agreements relating to future employment or transactions with Spectranetics. Neither of the nominees has been convicted in any criminal proceeding in the past 10 years.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table, which except for information regarding Messrs. Allgood and Newman is based on information contained in the proxy statement filed by the Board of Directors of Spectranetics, sets forth certain information as to the number of shares of Spectranetics' common stock beneficially owned as of March 31, 2002 by (i) all persons known to Mr. Sweet to be the beneficial owner of more than 5% of Spectranetics' issued and outstanding common stock;
(ii) each current Director and each nominee (including the nominees named on the enclosed proxy card) for Director of Spectranetics; (iii) each "named executive officer" of the company as defined in SEC regulations; and (iv) all of Spectranetics' current executive officers and Directors as a group.

      Under the SEC's definition of "beneficial ownership," all securities over which a person has voting or investment power are deemed to be beneficially owned by that person, as are securities issuable to such person within 60 days following March 31, 2002. Shares issuable within 60 days are deemed outstanding for computing the ownership percentage of the person to whom the shares are issuable, but are not treated as outstanding for computing the ownership percentage of any other person. The figures below are based on a total of 23,799,865 shares of common stock currently issued and outstanding.

Preliminary Copy:  Subject to Completion
Material dated April 26, 2002


                                                                                                     PERCENT
                    NAME OF                    NUMBER OF SHARES        SHARES ACQUIRABLE      BENEFICIALLY
               BENEFICIAL OWNER                 CURRENTLY OWNED          WITHIN 60 DAYS           OWNED
               ----------------                 ---------------          --------------           -----

DIRECTORS AND NAMED EXECUTIVES
Joseph A. Largey                                     34,500                  927,992               3.9%
Cornelius C. Bond, Jr.                              117,684                  165,201               1.2%
Emile J. Geisenheimer                                20,364                  266,667               1.2%
R. John Fletcher                                          -                        -               *
Joseph M. Ruggio, M.D.                                3,500                  142,052               *
John G. Schulte                                           -                  135,385               *
Marvin L. Woodall                                     4,000                        -               *
Lawrence E. Martel, Jr.                              18,135                  278,804               1.2%
Christopher Reiser, Ph.D.                           151,629                  141,050               1.2%
Bruce E. Ross                                        75,754                  224,456               1.2%
Paul C. Samek                                        15,000                  164,424               *
All officers and directors as a group               450,384                2,805,111              12.2%
     (13 people)
NOMINEES FOR DIRECTOR
Jack W. Allgood                                           -                        -               *
Jack A. Newman, Jr.                                       -                        -               *

* - Indicates less than 1%.

                                  VOTE REQUIRED

      Each share of common stock is entitled to one vote. The vote of a majority of the shares of common stock represented in person or by proxy and entitled to vote is required for approval of matters to be presented at the Annual Meeting, except for the election of Directors, which requires a vote of a plurality of the shares of common stock voted. Accordingly, the two nominees receiving the greatest number of votes cast at the Annual Meeting will be elected as Directors, and shares not voted will have no effect on the election of Directors. The presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the Annual Meeting shall constitute a quorum. Abstentions and broker non-votes will be treated as present for purposes of determining the presence of a quorum.

                              STOCKHOLDER PROPOSALS

      According to the Board's proxy statement, any proposal of a stockholder intended to be presented at the 2003 Annual Meeting of Stockholders must be received by Spectranetics by December 29, 2002 in order for the proposals to be considered for inclusion in Spectranetics' notice of meeting, proxy statement and proxy relating to the 2003 Annual Meeting.

                             ADDITIONAL INFORMATION

      Reference is made to the Board's proxy statement for information concerning Spectranetics' management, Board of Directors and committees thereof, and the independent public accountants.

      The information concerning Spectranetics contained in this Proxy Statement has been taken from or is based upon publicly available information. Although Mr. Sweet does not have any information that would indicate

Preliminary Copy:  Subject to Completion
Material dated April 26, 2002


that any information contained in this Proxy Statement concerning Spectranetics is inaccurate or incomplete, Mr. Sweet does not take any responsibility for the accuracy or completeness of such information.

      Questions, or requests for additional copies of this Proxy Statement, should be directed to:

                                 STEVEN W. SWEET
                              4512 W. 125TH STREET
                                LEAWOOD, KS 66209
                          e-mail: ssweet@sweetproxy.com
                            Telephone: (913) 383-2286
                            Facsimile: (913) 383-2570

Preliminary Copy:  Subject to Completion
Material dated April 26, 2002


                                     ANNEX A

                   TRANSACTIONS IN SPECTRANETICS COMMON STOCK



                           Transactions by Steven W. Sweet
                           -------------------------------

        Date of                     Transaction
      Transaction                   -----------                    # Shares
      -----------                                                  --------

          6/23/00                     Purchase                      20,000
          9/13/00                     Purchase                      15,000
          9/28/00                     Purchase                       2,500
          9/29/00                     Purchase                      12,500
         10/23/00                      Sale                         50,000
         11/27/00                     Purchase                      28,400
         11/28/00                     Purchase                       6,200
         11/29/00                     Purchase                      15,400
          6/14/01                     Purchase                      50,000
          10/4/01                     Purchase                       9,000
          10/5/01                     Purchase                       5,895
          10/8/01                     Purchase                       1,400
         10/12/01                     Purchase                      41,000
         11/13/01                     Purchase                       2,500
         11/14/01                     Purchase                         100
           3/4/02                     Purchase                      15,105
          4/15/02                     Purchase                       1,000


                                  Transactions in
                                  ---------------
                          Helen D. Sweet 1993 Living Trust
                          --------------------------------

        Date of                     Transaction
      Transaction                   -----------                    # Shares
      -----------                                                  --------

          8/28/01                     Purchase                       5,000
          8/29/01                     Purchase                       4,000
          3/01/02                     Purchase                       1,000

           PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS - JUNE 4, 2002
                   THIS PROXY IS SOLICITED BY STEVEN W. SWEET

      This proxy is furnished in connection with the solicitation by Steven W. Sweet of proxies for use at the 2002 Annual Meeting of Stockholders of The Spectranetics Corporation. The undersigned stockholder of The Spectranetics Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Steven W. Sweet his attorney-in-fact and proxy (with full power of substitution), and authorizes him to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 4, 2002, at ______, and at any adjournment thereof, and to vote the common stock of the Company held by the undersigned as designated below on proposal 1, and in his discretion on all other matters coming before the meeting.

      This proxy when properly executed will be voted in the manner directed by the stockholder, but if no direction is made, this proxy will be voted FOR proposal 1.

      Properly executed proxies will be voted in the discretion of the proxy holder with regard to any other matter that properly comes before the meeting.

   1. ELECTION OF DIRECTORS:

      o     FOR both Jack W. Allgood and Jack A. Newman, Jr.

      o     FOR Jack W. Allgood ONLY

      o     FOR Jack A. Newman, Jr. ONLY

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or other representative capacity, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.

The signer hereby revokes all proxies heretofore given to vote at said meeting or any adjournment thereof.


                                        ----------------------------------------
                                                 Signature of Stockholder

                                        ----------------------------------------
                                                 Signature of Stockholder

                                         Dated:                          2002
                                                ------------------------